UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 31, 2018

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THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(954) 331-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

EXPLANATORY NOTE
On July 31, 2018, The Ultimate Software Group, Inc. ("Ultimate Software", "Ultimate" or the "Company") filed, with the Securities and Exchange Commission, a Current Report on Form 8-K (the "Initial Form 8-K") regarding the closing of its acquisition (the "Acquisition") of PeopleDoc SAS, a simplified joint-stock company (société par actions simplifiée) organized under the laws of France (“PeopleDoc”) on July 27, 2018 pursuant to the Share Purchase Agreement dated July 26, 2018.
    This Current Report on Form 8-K/A ("Amendment No. 1") amends Item 9.01 of the Initial Form 8-K and is being filed to present certain financial statements of PeopleDoc and to present certain unaudited pro forma combined financial information, which financial statements and unaudited pro forma information are filed as exhibits hereto, in accordance with the requirements of Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K and, except as stated above, no other information contained in the Initial Form 8-K has been amended.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of business acquired
The audited consolidated financial statements of PeopleDoc as of December 31, 2017 and the results of operations for the year ended December 31, 2017 are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements and explanatory notes relating to the Acquisition and related transactions as of June 30, 2018, for the six month period ended June 30, 2018 and for the year ended December 31, 2017 are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.
(d)    Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
23.1	Consent of Audit Conseil Expertise, SAS, member of PKF International, Independent Registered Public Accounting Firm for PeopleDoc Group
99.1	Audited consolidated financial statements of PeopleDoc Group as of December 31, 2017 and the results of operations for the year ended December 31, 2017
99.2	Unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2018 and for the year ended December 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Felicia Alvaro
Felicia Alvaro
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: October 10, 2018